UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2011

MAP PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33719	20-0507047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bayshore Parkway, Suite 200, Mountain View, CA		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 386-3100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On August 2, 2011, MAP Pharmaceuticals, Inc. (Nasdaq: MAPP) (the “Company”) announced that the Company’s New Drug Application (“NDA”) for LEVADEX® orally inhaled migraine drug for the potential acute treatment of migraine in adults has been accepted for filing by the U.S. Food and Drug Administration. The Company also announced that the acceptance for filing of the LEVADEX NDA triggers a milestone payment to the Company by Allergan, Inc. pursuant to the terms of the Collaboration Agreement between the Company, Allergan, Inc. and Allergan Sales LLC dated January 28, 2011.

The Company announced the acceptance for filing of the NDA in a press release that is attached hereto as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 2, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2011	MAP PHARMACEUTICALS, INC.

	By:	/s/ Charlene A. Friedman
	Name:	Charlene A. Friedman
	Title:	Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED AUGUST 2, 2011

Exhibit No.	Description

99.1	Press Release dated August 2, 2011